SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2001

Viragen (Europe) Ltd.

(Exact name of registrant as specified in its charter)

DELAWARE	000-17827	11-2788282

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 SW 78th Avenue, Suite 100, Plantation, Florida	33324

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 233-8377

Not Applicable

(Former name or former address, if changed since last report)

     This current report on Form 8-K/A amends and supplements the current report on Form 8-K filed by Viragen (Europe) Ltd., a Delaware corporation, on October 12, 2001 in connection with the acquisition on September 28, 2001 of BioNative AB, a privately-held Swedish company. Viragen (Europe) acquired all of the outstanding shares of BioNative for approximately 3 million shares of Viragen (Europe) common stock. In connection with the acquisition, the shareholders of BioNative are entitled to receive up to an additional 20.5 million shares of Viragen (Europe) contingent upon the attainment of certain milestones related to regulatory approvals.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

               (i)     The audited consolidated financial statements of BioNative AB for the years ended December 31, 2000 and 1999 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

               (ii)     The unaudited condensed consolidated balance sheet of BioNative AB as of June 30, 2001 and the unaudited condensed consolidated statements of operations and cash flows of BioNative AB for the six months ended June 30, 2001 and 2000 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

     (b)     Pro Forma Financial Information.

               (i)     The unaudited pro forma combined condensed balance sheet, with accompanying explanatory notes of Viragen (Europe) Ltd. and BioNative AB is not being reported pursuant to this Form 8-K/A because the transaction is already reflected in the Quarterly Report on Form 10-Q filed by Viragen (Europe) Ltd. with the Securities and Exchange Commission on November 19, 2001.

               (ii)     The unaudited pro forma combined condensed statements of operations of Viragen (Europe) Ltd. and BioNative AB for the year ended June 30, 2001 and the three months ended September 30, 2001 are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

     (c)     Exhibits.

2	Agreement for the Acquisition of BioNative AB between Hakor Borg and others, Viragen (Europe) Ltd. and Viragen, Inc. dated September 28, 2001 (1)

23.1	Consent of Ernst & Young AB with respect to the audited consolidated financial statements of BioNative AB.

99.1	Audited consolidated financial statements of BioNative AB listed in Item 7(a) (i) above.

99.2	Unaudited interim condensed consolidated financial statements of BioNative AB listed in Item 7(a) (ii) above.

99.3	Unaudited pro forma combined condensed statements of operations of Viragen (Europe) Ltd. and BioNative AB listed in Item 7(b) (ii) above.

(1)	Previously filed by the Company in its annual report on Form 10-K as filed with the Securities and Exchange Commission on September 28, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAGEN (EUROPE) LTD.

Date: December 11, 2001	By:	/s/ Dennis W. Healey

Dennis W. Healey
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit Title

23.1	Consent of Ernst & Young AB dated as of December 10, 2001

99.1	Audited consolidated financial statements of BioNative AB for the years ended December 31, 2000 and 1999

99.2	Unaudited condensed consolidated balance sheet of BioNative AB as of June 30, 2001 and the unaudited condensed consolidated statements of operations and cash flows of BioNative AB for the six months ended June 30, 2001 and 2000

99.3	Unaudited pro forma combined condensed statements of operations of Viragen (Europe) Ltd. and BioNative AB for the year ended June 30, 2001 and the three months ended September 30, 2001